UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 30, 2013

Health Net, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12718	95-4288333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21650 Oxnard Street, Woodland Hills, California		91367
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 676-6000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 30, 2013, Health Net, Inc. (“we”, “us” or “our”) issued a press release announcing our financial results for the quarter and year ended December 31, 2012. The press release contains the non-GAAP financial measure “adjusted days claims payable (DCP).” Adjusted DCP for the fourth quarter of 2012 was 58.2 days, adjusted DCP for the third quarter of 2012 was 57.7 days, and adjusted DCP for the fourth quarter of 2011 was 54.1 days. In addition, adjusted DCP for full year 2012 was 57.3 days and adjusted DCP for full year 2011 was 54.5 days. Adjusted DCP excludes claims reserve and health plan costs related to our capitation, provider and other claim settlements and Medicare Advantage-Prescription Drug payables and costs. Adjusted DCP for the fourth quarter and full year 2011 also excludes reserves for claims and other settlements related to discontinued operations from the claims reserve. The most directly comparable GAAP financial measure to this non-GAAP financial measure is fourth quarter of 2012 DCP of 40.7 days, third quarter of 2012 DCP of 41.6 days, fourth quarter of 2011 DCP of 39.0 days, full year 2012 DCP of 40.4 days and full year 2011 DCP of 39.0 days.

Management believes that adjusted DCP provides useful information to investors because the adjusted DCP calculation excludes from both claims reserve and health plan costs amounts related to health care costs for which no or minimal reserves are maintained. In addition, solely with respect to the fourth quarter and full year 2011, adjusted DCP excludes from claims reserve the reserves relating to discontinued operations. Therefore, management believes that adjusted DCP may present a more accurate reflection of DCP than does GAAP DCP, which includes such amounts. This non-GAAP financial information should be considered in addition to, not as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure is included in the attached press release. As used herein, “GAAP” refers to accounting principles generally accepted in the United States.

The press release is attached hereto as Exhibit 99.1 and hereby incorporated in this Item 2.02 by reference. The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by Health Net, Inc. under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated January 30, 2013

Exhibit Index

Exhibit No.	Document Description
99.1	Press Release dated January 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Net, Inc.

January 30, 2013	By:	/s/ Joseph C. Capezza
	Name:	Joseph C. Capezza
	Title:	Executive Vice President, Chief Financial Officer and Treasurer